Acquisition of Mercury Air Centers

April 19, 2007



Disclaimer

MACQUARIE

The presentation has been prepared solely for information purposes, it is not a solicitation of any offer to buy or sell any security or instrument.

This presentation contains forward-looking statements. Forward-looking statements in this presentation are subject to a number of risks and uncertainties, some of which are beyond our control. Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. A description of known risks that could cause our actual results to differ appears under the caption "Risk Factors" in our Form 10-K. Additional risks of which we are not currently aware could also cause our actual results to differ.

These forward-looking statements are made as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

"Macquarie Group " refers to the Macquarie Group of companies, which comprises Macquarie Bank Limited and its worldwide subsidiaries and affiliates.

Investments in Macquarie Infrastructure Company Trust are not deposits with or other liabilities of Macquarie Bank Limited, or of any Macquarie Group company, and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither Macquarie Bank Limited nor any other member company of the Macquarie Group guarantees the performance of Macquarie Infrastructure Company Trust or the repayment of capital by Macquarie Infrastructure Company Trust.

1. The Mercury Business



1. The Mercury Business



Mercury adds 24 attractive general aviation destinations to the Atlantic network
Atlantic operates an additional 4 FBOs in Alaska
Atlantic
GAH
AvPorts
LVE
Trajen
Supermarine*
* Pending closing

1. The Mercury Business

LOCATION, COMPETITION, LEASE LIFE DATA

Site	Number of Competitors	Lease Expiry [(1)]
South Bend	0	2017
Johns Island	0	2024
Atlanta	0	Monthly
Cleveland (2 FBOs)	0	2014
Birmingham JetSouth	0	2021
Birmingham	0	2021
Jackson	0	2032
Cleveland Cuyahoga	0	2048
Fort Wayne	0	2013
Bakersfield	1	2020
Burbank	1	2025
Charleston	1	2008

(1) Including renewal terms at Mercury's option

Site	Number of Competitors	Lease Expiry [(1)]
Nashville	1	2012
Santa Barbara	1	2032
Ontario	1	2008
Corpus Christi	1	2009
Addison	1	2021
Newport News	1	2024
Los Angeles	1	2033
Reno	2	2017
Fresno	2	2020
Peachtree	3	2026
Tulsa	4	2019
Total / weighted avg.		**2020**

> The acquisition of Mercury modestly reduces the weighted remaining lease life across Atlantic's network from 18.7 to 17.3 years, however Atlantic has never had a lease cancelled or a renewal denied

1. The Mercury Business

- With the addition of 24 Mercury sites, Atlantic will operate the largest FBO network in the US – a total of 68 facilities*



70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
Atlantic
Signature
Landmark
Million Air
TAC Air
ShellAir
Cutter Aviation
Jet Aviation
Jet Direct
Steven Av.
Columbia Air

Source: Respective corporate websites

* Including pending closing of the acquisition of two Supermarine FBOs

1. The Mercury Business

- Mercury's facilities are, in general, attractive and up to date
- Maintenance capital expenditures are expected to average $170,000 per facility, per year, comparable to Atlantic's forecast expenditures for its existing sites



1. The Mercury Business

- The Mercury value proposition complements Atlantic's
  - Mercury provides a similar range of services to general aviation customers as Atlantic
  - Operations consists of aviation fuel sales, aircraft refueling operations ("into-plane"), aircraft ground support services, aircraft hangar rentals and aircraft parking
  - Like Atlantic, most of Mercury's revenue is generated through fuel sales and fuel related services
- Mercury provides a good platform for the expansion of Atlantic's pilot loyalty program, Atlantic Awards

2. MIC's Airport Services Business



2. MIC's Airport Services Business

- Atlantic provides fuel, terminal and hangar services to owners and pilots of general aviation jet aircraft
- Atlantic value proposition
  - Superior service – safe, efficient
  - High-quality facilities
- Target market – service conscious, time sensitive consumer
- Operating at attractive general aviation destinations




ATLANTIC

2. MIC's Airport Services Business

> Atlantic has an established record of successful acquisitions


California 2 FBOs
Las Vegas FBO
Trajen Network of 23 FBOs
Supermarine 2 FBOs*
Mercury Network of 24 FBOs
IPO
06/05
12/05
06/06
12/06
06/07

> Atlantic has successfully developed acquired facilities

- Example: grew Gross Profit at Las Vegas and Palm Springs sites by 79% and 43%, respectively, in the year following acquisition
- Refurbished and upgraded facilities, constructed / leased hangars
- Improved services and implemented CRM systems

* Pending closing

2. MIC's Airport Services Business

- The Mercury sites will be easily accommodated within Atlantic's existing operational structure
  - Atlantic's facilities are organized into regions beneath 12 experienced management personnel
- Integration of the Mercury facilities will take place over 12 to 18 months
  - Re-branding of facilities
  - Migration to Atlantic's CRM systems
  - Roll-out of loyalty program

3. Performance and Prospects



MACQUARIE

3. Performance Prospects

KEY TERMS OF TRANSACTION

- Purchase price $456.2 million, including $29.2 million of transaction related expenses, pre-funded capital expenditures and debt service reserves
- Conditions precedent to closing include
  - Consents to transfer from relevant airport authorities
  - Hart-Scott-Rodino clearance
  - Others consistent with a transaction of this size and type
- Following signing, MIC expects to enter into interest rate hedges relative to the floating rate portion of the $192.0 million Mercury term loan facility

3. Performance Prospects

- Mercury will be funded in part with $192.0 million stand alone debt facility
- MIC's revolving credit facility will provide a $244.2 million bridge to debt/equity
- The Mercury term loan and existing Atlantic debt facility is expected to be refinanced as a single, increased facility, post closing
- MIC plans to use proceeds from an estimated $150.0 million equity offering and the increased Atlantic facility to repay borrowings under its acquisition facility

MERCURY AT CLOSING



192.0
244.2
20.0
Mercury Term Loan
Existing Cash
MIC Revolver

MERCURY POST REFINANCING*



150.0
312.0
Portion of Refinanced Atlantic Facility
New Equity

* Includes refinancing costs

$150.0 Million New Equity Raised

3. Performance Prospects

Based on the current price of MIC's shares and the expected return on new equity invested, the transaction would be accretive to all shareholders [1]

($ MILLIONS)				
Purchase Price	$456.2			
Equity Invested	150.0			
@Yield	8.3%	8.8%	9.3%	9.8%
Implied Return	$12.4	$13.2	$14.0	$14.7
Cash Interest (2)	22.2	22.22	22.2	22.2
Cash Capex (3)	0.0	0.0	0.0	0.0
Taxes	0.5	0.5	0.5	0.5
Implied EBITDA	$35.0	$35.9	$36.6	$37.5

1 Yield accretion includes indicated distribution as a percentage of current price, plus incremental increase in base management fees, plus an estimated cost of new equity (if any)
2 Cash interest assumes current 6 Mo. LIBOR rate plus the margin on existing airport services debt
3 Assumes maintenance capex of $170k/facility/year is pre-funded for first three years

3. Performance Prospects

> MIC expects that Mercury, under Atlantic's management, will perform at levels consistent with Atlantic's other sites

> MIC expects that Mercury will generate gross profit of between $79.5 million and $82.5 million

> Atlantic has generated an historic EBITDA/GP margin of 44% - 46%

	Range	
Gross Profit	$79.5	$82.5
EBITDA/GP Margin	0.44	0.46
EBITDA	$35.0	$38.0

Note: The Company believes that EBITDA, in addition to GAAP measures, provides insight into the performance of its operating businesses and its ability to service its obligations and support its ongoing distribution policy. However, EBITDA does not reflect other cash items that management considers in estimating distributable cash.

Summary

1. The addition of Mercury to MIC's Atlantic Aviation business creates the largest network of Fixed Base Operations in the US with 68 facilities
   - Atlantic can deliver enhanced performance through economies of scale, application of a proven model of operations
2. Atlantic has demonstrated its ability to grow through acquisition
   - Mercury is the second substantial network to be integrated into Atlantic Aviation
3. MIC expects that Mercury will contribute meaningfully to Atlantic's results
   - The expected contribution to MIC's consolidated EBITDA will result in yield accretion for shareholders